Exhibit  99.2

                        CERTIFICATION OF PERIODIC REPORT

I, Richard Zaremba, Vice President, Chief Financial Officer, Treasurer and Secretary of MISONIX, INC. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the nine months ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     Dated: May 12, 2003


                                        /s/ Richard Zaremba
                                        ----------------------------------------
                                        Richard Zaremba
                                        Vice President, Chief Financial Officer,
                                        Treasurer and Secretary


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